Exhibit 10.1

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 27th day of March, 2012 among:

(a)           TELETECH HOLDINGS, INC., a Delaware corporation (“US Borrower”);

(b)           each Foreign Borrower, as defined in the Credit Agreement, as hereinafter defined (each such Foreign Borrower, together with US Borrower, collectively, “Borrowers” and, individually, each a “Borrower”);

(c)           the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(d)           KEYBANK NATIONAL ASSOCIATION, as joint lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(e)           WELLS FARGO SECURITIES, LLC, as joint lead arranger and WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-syndication agent;

(f)            BANK OF AMERICA, N.A., as co-syndication agent; and

(g)           COMPASS BANK and JPMORGAN CHASE BANK, N.A., as co-documentation agents.

WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of October 1, 2010, that provides, among other things, for loans and letters of credit aggregating Three Hundred Fifty Million Dollars ($350,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:

1.             Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Consolidated EBITDA”,

“Consolidated Funded Indebtedness”, “Eurodollar Rate”, “Revolving Amount” and “Total Commitment Amount” therefrom and to insert in place thereof, respectively, the following:

“Consolidated EBITDA” means, for any period, as determined on a Consolidated basis, Consolidated Net Earnings for such period plus, without duplication, the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (a) Consolidated Interest Expense, (b) Consolidated Income Tax Expense, (c) Consolidated Depreciation and Amortization Charges (and, in addition, current and future amortization charges relating to the capitalized costs incurred by the Companies in connection with the execution and closing of this Agreement and the other Loan Documents (and future costs directly related to the amendment, from time to time, of the foregoing documents)), (d) severance and other restructuring-related expenses incurred during the fiscal year of US Borrower ending December 31, 2012, and paid in cash during that fiscal year or thereafter, up to an aggregate amount of Twenty Million Dollars ($20,000,000), and (e) (i) non-cash charges or expenses incurred in accordance with GAAP (but excluding any non-cash charges related to receivables impairment), minus (ii) extraordinary or unusual non-cash gains not incurred in the ordinary course of business but that were included in the calculation of Consolidated Net Earnings for such period; provided that, for purposes of calculating the Leverage Ratio, Senior Leverage Ratio and the Interest Coverage Ratio, (1) a pro forma calculation of Consolidated EBITDA shall be made for Significant Positive EBITDA Dispositions for any fiscal year of US Borrower if Significant Positive EBITDA Dispositions are made, during such fiscal year, in excess of the aggregate amount of Twenty Million Dollars ($20,000,000), (2) a pro forma calculation of Consolidated EBITDA shall be made for Significant Positive EBITDA Acquisitions made during such period, and (3) to the extent that any changes to GAAP require the reclassification or recharacterization of Operating Leases as capital leases, changes to Consolidated EBITDA that result from such reclassification or recharacterization shall be excluded from the calculation of Consolidated EBITDA.

“Consolidated Funded Indebtedness” means, at any date, solely with respect to Indebtedness and other obligations owing by the Companies to Persons other than the Companies and without duplication, the sum of (a) all Indebtedness for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all guaranties of Indebtedness of the type described in this definition, (d) all obligations created under any conditional sale or other title retention agreements, (e) all Capitalized Lease Obligations, Synthetic Lease and asset securitization obligations (provided that the Companies may exclude Synthetic Leases of aircraft up to the aggregate amount of Ten Million Dollars ($10,000,000)), (f) all obligations (contingent or otherwise) with respect to letters of credit (other than a letter of credit or similar form of credit enhancement issued as a Performance Guaranty), and (g) all obligations for the deferred purchase price of capital assets; as determined on a Consolidated basis. Notwithstanding anything in this definition to the contrary (i) all deferred payment obligations (that are not based on performance) that are part of the total Consideration for an Acquisition shall be considered to be Consolidated Funded Indebtedness for the purposes of calculating the financial covenants set forth in Section 5.7 hereof, (ii) no performance based contingent obligation that is part of the total

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Consideration for any Acquisition shall be considered to be Consolidated Funded Indebtedness for the purposes of calculating the financial covenants set forth in Section 5.7 hereof, (iii) to the extent that changes to GAAP require the reclassification or recharacterization of Operating Leases as capital leases, such leases, as so reclassified or recharacterized, shall be excluded from Consolidated Funded Indebtedness, and (iv) up to an aggregate amount of Fifteen Million Dollars ($15,000,000) in economic incentives or grants provided by third parties, which may be recorded as liabilities until certain conditions are met, shall be excluded from Consolidated Funded Indebtedness, so long as the Companies remain in material compliance with the terms of such economic incentives and grants. In addition, for the avoidance of doubt, the net obligations under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device or any Hedge Agreement shall not be considered Consolidated Funded Indebtedness.

“Eurodollar Rate” means, with respect to a Eurodollar Loan, for any Interest Period, a rate per annum equal to the quotient obtained by dividing (a) the rate of interest, determined by Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) as of approximately 11:00 A.M. (London time) two Business Days prior to the beginning of such Interest Period pertaining to such Eurodollar Loan, as listed on British Bankers Association Interest Rate LIBOR 01 or 02 as provided by Reuters or Bloomberg (or, if for any reason such rate is unavailable from Reuters or Bloomberg, from any other similar company or service that provides rate quotations comparable to those currently provided by Reuters or Bloomberg) as the rate in the London interbank market for Dollar deposits in immediately available funds with a maturity comparable to such Interest Period, provided that, in the event that such rate quotation is not available for any reason, then the Eurodollar Rate shall be the average of the per annum rates at which deposits in immediately available funds in Dollars for the relevant Interest Period and in the amount of the Eurodollar Loan to be disbursed or to remain outstanding during such Interest Period, as the case may be, are offered to Agent (or an affiliate of Agent, in Agent’s discretion) by prime banks in any Eurodollar market reasonably selected by Agent, determined as of 11:00 A.M. (London time) (or as soon thereafter as practicable), two Business Days prior to the beginning of the relevant Interest Period pertaining to such Eurodollar Loan; by (b) 1.00 minus the Reserve Percentage.

“Revolving Amount” means Five Hundred Million Dollars ($500,000,000), as such amount may be increased up to the Maximum Revolving Amount pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

“Total Commitment Amount” means the principal amount of Five Hundred Million Dollars ($500,000,000), as such amount may be increased pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

2.             Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

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3.             Reallocation of Outstanding Amounts. On the date hereof, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitments as set forth in the revised Schedule 1 hereto.

4.             Closing Deliveries. Concurrently with the execution of this Amendment, Borrowers shall:

(a)             deliver to Agent, for delivery to KeyBank National Association, Wells Fargo Bank, National Association, Bank of America, N.A., Compass Bank, JPMorgan Chase Bank, N.A., HSBC Bank USA, National Association, Bank of the West and The Northern Trust Company replacement Revolving Credit Notes in the amounts specified in Schedule 1 to the Credit Agreement;

(b)             deliver to Agent certified copies of the resolutions of the board of directors of Borrowers evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents and Related Writings required in connection therewith;

(c)             execute and deliver to Agent the First Amendment Closing Fee Letter, and pay the fees stated therein;

(d)             cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(e)             pay all fees owing to Agent (including legal fees and expenses) in connection with this Amendment and any other Loan Documents.

5.             Representations and Warranties. Borrowers hereby represent and warrant to Agent and the Lenders that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrowers are not aware of any claim or offset against, or defense or counterclaim to, Borrowers’ obligations or liabilities under the Credit

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Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.

6.             Waiver and Release. Borrowers, by signing below, hereby waive and release Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.             References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

8.             Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9.             Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

10.           Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11.           Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. BORROWERS, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

TELETECH HOLDINGS, INC.

By:	/s/ John R. Troka, Jr.
Name:	John R. Troka, Jr.
Title:	Senior Vice President, Finance

Signature Page 1 of 10 to

First Amendment Agreement

KEYBANK NATIONAL ASSOCIATION as Agent and as a Lender

By:	/s/ David A. Wild
Name:	David A. Wild
Title:	Senior Vice President

Signature Page 2 of 10 to

First Amendment Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Co-Syndication
Agent and as a Lender

By:	/s/ Catherine M. Jones
Name:	Catherine M. Jones
Title:	Senior Vice President

Signature Page 3 of 10 to

First Amendment Agreement

BANK OF AMERICA, N.A.
as Co-Syndication Agent and as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page 4 of 10 to

First Amendment Agreement

COMPASS BANK
as Co-Documentation Agent and as a Lender

By:	/s/ Joseph W. Nimmons
Name:	Joseph W. Nimmons
Title:	Vice President

Signature Page 5 of 10 to

First Amendment Agreement

JPMORGAN CHASE BANK, N.A.
as Co-Documentation Agent and as a Lender

By:	/s/ Anthony A. Eastman
Name:	Anthony A. Eastman
Title:	Underwriter

Signature Page 6 of 10 to

First Amendment Agreement

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Steven T. Brennan
Name:	Steven T. Brennan
Title:	Senior Vice President (SC15219)

Signature Page 7 of 10 to

First Amendment Agreement

CITIBANK, N.A.

By:	/s/ Kevin A. Ege
Name:	Kevin A. Ege
Title:	Vice President

Signature Page 8 of 10 to

First Amendment Agreement

BANK OF THE WEST

By:	/s/ Terry A. Switz, Jr
Name:	Terry A. Switz, Jr
Title:	VP

Signature Page 9 of 10 to

First Amendment Agreement

THE NORTHERN TRUST COMPANY

By:	/s/ Brandon Rolek
Name:	Brandon Rolek
Title:	Vice President

Signature Page 10 of 10 to

First Amendment Agreement

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	16.00%	$80,000,000	$80,000,000
Wells Fargo Bank, National Association	16.00%	$80,000,000	$80,000,000
Bank of America, N.A.	15.00%	$75,000,000	$75,000,000
HSBC Bank USA, National Association	11.00%	$55,000,000	$55,000,000
Compass Bank	10.00%	$50,000,000	$50,000,000
JPMorgan Chase Bank	10.00%	$50,000,000	$50,000,000
Bank of the West	10.00%	$50,000,000	$50,000,000
Citibank, N.A.	6.00%	$30,000,000	$30,000,000
The Northern Trust Company	6.00%	$30,000,000	$30,000,000
Total Commitment Amount	100%	$500,000,000	$500,000,000

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GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of March 27, 2012. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), LLC		TELETECH STOCKTON, LLC

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.
Name:	John R. Troka, Jr.	Name:	John R. Troka, Jr.
Title:	SVP, Global Finance	Title:	SVP, Global Finance

TELETECH SERVICES CORPORATION		TELETECH CUSTOMER CARE MANAGEMENT (WEST VIRGINIA), INC.

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.
Name:	John R. Troka, Jr.	Name:	John R. Troka, Jr.
Title:	SVP, Global Finance	Title:	SVP, Global Finance

TELETECH GOVERNMENT SOLUTIONS, LLC		TELETECH INTERNATIONAL HOLDINGS, INC.

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.
Name:	John R. Troka, Jr.	Name:	John R. Troka, Jr.
Title:	Board of Managers	Title:	SVP, Global Finance

Signature Page 1 of 2 to

Guarantor Acknowledgment and Agreement

DIRECT ALLIANCE CORPORATION		TELETECH LOAN SERVICES, LLC

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.
Name:	John R. Troka, Jr.	Name:	John R. Troka, Jr.
Title:	SVP, Global Finance	Title:	VP / Director

TELETECH@HOME, INC.		TELETECH SOUTH AMERICA HOLDINGS, INC.

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.
Name:	John R. Troka, Jr.	Name:	John R. Troka, Jr.
Title:	SVP, Global Finance	Title:	SVP, Global Finance

ONDEMAND LLC		ELOYALTY, LLC

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.
Name:	John R. Troka, Jr.	Name:	John R. Troka, Jr.
Title:	SVP, Global Finance	Title:	SVP, Global Finance

Signature Page 2 of 2 to

Guarantor Acknowledgment and Agreement